EXHIBIT 32.1
BABCOCK & WILCOX ENTERPRISES, INC.
Certification Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, E. James Ferland, Chairman and Chief Executive Officer of Babcock & Wilcox Enterprises, Inc., a Delaware corporation (the “Company”), hereby certify, to my knowledge, that:

(1)
the Company’s Quarterly Report on Form 10-Q for the quarter and nine months ended September 30, 2017 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of B&W as of the dates and for the periods expressed in the Report.

Dated: November 8, 2017	/s/ E. James Ferland
E. James Ferland
Chairman and Chief Executive Officer